                                                                    EXHIBIT 10.4


Optionee:     STANLEY T. CROOKE                     Date:    JANUARY 6, 2000
          -----------------------------                  -----------------------

                           ISIS PHARMACEUTICALS, INC.
                       SUPPLEMENTAL STOCK OPTION AGREEMENT

Isis Pharmaceuticals, Inc. (the "Company"), pursuant to its 1989 Stock Option Plan (the "Plan") has this day granted to the undersigned optionee, an option to purchase shares of the common stock of the Company ("Common Stock") as described herein. This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). This option is subject to all of the terms and conditions as set forth herein and on Attachment I hereto, which is incorporated herein in its entirety.

                   Number of Shares Subject to Option: 250,000
                                                      ---------
VESTING SCHEDULE:

 NUMBER OF SHARES (INSTALLMENT)              DATE OF EARLIEST EXERCISE (VESTING)
 ------------------------------              -----------------------------------
           250,000                                     01/02/2002*

*This option shall fully vest on January 2, 2006; provided, however, that this option will fully vest on January 2, 2002, if and only if, the following objectives are met: (1) as of December 31, 2000, the amount of cash available to the Company is greater than $40 million; (2) the Company reaches a "go/no go" decision on four product opportunities (indications); (3) the restructuring of the Company, as described in the Restructuring Plan is successful; and (4) the Company has completed at least one new corporate partnership.

Exercise Price Per Share:   $6.81(1)             Expiration Date:  1/05/2010(2)
                            -----                                  ---------

Isis Pharmaceuticals, Inc.


By:                                          Optionee:
   -----------------------------------                --------------------------
   Duly authorized on behalf of              Address:  3211 Piragua Street
    the Board of Directors                             Encinitas, CA  92024

OPTIONEE:

1. Acknowledges receipt of the option as described herein and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

2. Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of the following agreements only:

None:                             Other:
     -------------------                ----------------------------------------
     (Initial)

(1) Not less than the fair market value of the Common Stock on the date of grant of this option.
(2) Less than 10 years from the date of grant of this option.

Optionee:     B. LYNNE PARSHALL                    Date:    JANUARY 6, 2000
         ------------------------------                 -----------------------

                           ISIS PHARMACEUTICALS, INC.
                       SUPPLEMENTAL STOCK OPTION AGREEMENT

Isis Pharmaceuticals, Inc. (the "Company"), pursuant to its 1989 Stock Option Plan (the "Plan") has this day granted to the undersigned optionee, an option to purchase shares of the common stock of the Company ("Common Stock") as described herein. This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). This option is subject to all of the terms and conditions as set forth herein and on Attachment I hereto, which is incorporated herein in its entirety.

                   Number of Shares Subject to Option: 170,000
                                                      ---------
VESTING SCHEDULE:

NUMBER OF SHARES (INSTALLMENT)              DATE OF EARLIEST EXERCISE (VESTING)
------------------------------              -----------------------------------
        170,000                                       01/02/2002*

*This option shall fully vest on January 2, 2006; provided, however, that this option will fully vest on January 2, 2002, if and only if, the following objectives are met: (1) as of December 31, 2000, the amount of cash available to the Company is greater than $40 million; (2) the Company reaches a "go/no go" decision on four product opportunities (indications); (3) the restructuring of the Company, as described in the Restructuring Plan is successful; and (4) the Company has completed at least one new corporate partnership.

Exercise Price Per Share:  $6.81(1)              Expiration Date:   1/05/2010(2)
                           -----                                    ---------

Isis Pharmaceuticals, Inc.


By:                                              Optionee:
   -------------------------------------                   ---------------------
   Duly authorized on behalf of                  Address:  2645 Marmol Court
     the Board of Directors                                Carlsbad, CA  92009

OPTIONEE:

1. Acknowledges receipt of the option as described herein and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

2. Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of the following agreements only:

None:                                Other:
     ------------------------              -------------------------------------
     (Initial)

(1) Not less than the fair market value of the Common Stock on the date of grant of this option.
(2) Less than 10 years from the date of grant of this option.

Optionee:      DEBBY JO BLANK                          Date:  JANUARY 6, 2000
         -----------------------------                      --------------------

                           ISIS PHARMACEUTICALS, INC.
                       SUPPLEMENTAL STOCK OPTION AGREEMENT

Isis Pharmaceuticals, Inc. (the "Company"), pursuant to its 1989 Stock Option Plan (the "Plan") has this day granted to the undersigned optionee, an option to purchase shares of the common stock of the Company ("Common Stock") as described herein. This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). This option is subject to all of the terms and conditions as set forth herein and on Attachment I hereto, which is incorporated herein in its entirety.

                   Number of Shares Subject to Option: 100,000
                                                       ---------
VESTING SCHEDULE:

NUMBER OF SHARES (INSTALLMENT)              DATE OF EARLIEST EXERCISE (VESTING)
------------------------------              -----------------------------------
        100,000                                        01/02/2002*

*This option shall fully vest on January 2, 2006; provided, however, that this option will fully vest on January 2, 2002, if and only if, the following objectives are met: (1) as of December 31, 2000, the amount of cash available to the Company is greater than $40 million; (2) the Company reaches a "go/no go" decision on four product opportunities (indications); (3) the restructuring of the Company, as described in the Restructuring Plan is successful; and (4) the Company has completed at least one new corporate partnership.

Exercise Price Per Share:  $6.81(1)              Expiration Date:  1/05/2010(2)
                           -----                                   ---------

Isis Pharmaceuticals, Inc.


By:                                           Optionee:
   -----------------------------------                 -------------------------
   Duly authorized on behalf of               Address:  318 Colima Court
     the Board of Directors                             La Jolla, CA  92037

OPTIONEE:

1. Acknowledges receipt of the option as described herein and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

2. Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of the following agreements only:

None:                                Other:
     ------------------------              -------------------------------------
     (Initial)

(1) Not less than the fair market value of the Common Stock on the date of grant of this option.
(2) Less than 10 years from the date of grant of this option.